EXHIBIT INDEX


EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1 Articles of Incorporation of Twentieth Century Investors, Inc., dated June 26, 1990 (filed as Exhibit b1a of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a2 Articles of Amendment of Twentieth Century Investors, Inc., dated November 19, 1990 (filed as Exhibit b1b of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a3 Articles of Merger of Twentieth Century Investors, Inc., a Maryland corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991 (filed as Exhibit b1c of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a4 Articles of Amendment of Twentieth Century Investors, Inc., dated August 10, 1993 (filed as Exhibit b1d of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of Twentieth Century Investors, Inc., dated September 3, 1993 (filed as Exhibit b1e of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of Twentieth Century Investors, Inc., dated April 28, 1995 (filed as Exhibit b1f of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a7 Articles Supplementary of Twentieth Century Investors, dated October 11, 1995 (filed as Exhibit b1g of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a8 Articles Supplementary of Twentieth Century Investors, Inc., dated January 22, 1996 (filed as Exhibit b1h of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a9 Articles Supplementary of Twentieth Century Investors, Inc., dated March 11, 1996 (filed as Exhibit b1i of Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference).

EX-99.a10    Articles  Supplementary of Twentieth Century Investors,  Inc. dated
             September 9, 1996 (filed as Exhibit a10 of Post-Effective Amendment
             No.  85  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, File No. 2-14213, filed on September 1, 1999, and incorporated herein by reference).

EX-99.a11    Articles of Amendment of Twentieth  Century  Investors,  Inc. dated
             December 2, 1996 (filed as Exhibit b1j of Post-Effective  Amendment
             No.  76  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 2, 1996 (filed as Exhibit b1k of Post-Effective  Amendment
             No.  76  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a13    Articles Supplementary of American Century Mutual Funds, Inc. dated
             July 28, 1997 (filed as Exhibit b1l of Post-Effective Amendment No.
             78 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.a14    Articles Supplementary of American Century Mutual Funds, Inc. dated
             November 28, 1997 (filed as Exhibit a13 of Post-Effective Amendment
             No.  83  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a15    Certificate  of  Correction to Articles  Supplementary  of American
             Century  Mutual  Funds,  Inc.  dated  December  18,  1997 (filed as
             Exhibit a14 of Post-Effective  Amendment No. 83 to the Registration
             Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a16    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 18, 1997 (filed as Exhibit b1m of Post-Effective Amendment
             No.  78  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, File No. 2-14213, (filed on February 26, 1998, and incorporated herein by reference).

EX-99.a17    Articles Supplementary of American Century Mutual Funds, Inc. dated
             January 25, 1999 (filed as Exhibit a16 of Post-Effective  Amendment
             No.  83  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a18    Articles Supplementary of American Century Mutual Funds, Inc. dated
             February 16, 1999 (filed as Exhibit a17 of Post-Effective Amendment
             No.  83  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a19    Articles Supplementary of American Century Mutual Funds, Inc. dated
             August 2, 1999.

EX-99.a20    Articles Supplementary of American Century Mutual Funds, Inc.
             (filed as Exhibit a19 of Post-Effective Amendment No. 87 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.a21    Articles Supplementary of American Century Mutual Funds, Inc. to be
             filed by amendment.

EX-99.b1 Bylaws of Twentieth Century Investors, Inc. (filed as Exhibit b2 of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.b2 Amendment of Bylaws of American Century Mutual Funds, Inc. (filed as Exhibit b2b of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed as Exhibit b5 of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.d2 Addendum to Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated September 15, 1997.

EX-99.d3 Addendum to Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated February 16, 1999 (filed as Exhibit d2 of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.d4 Addendum to Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated November 30, 1999 (filed as Exhibit d3 of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the
             Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference.

EX-99.d5     Amendment  No.  1 to  the  Management  Agreement  between  American
             Century  Mutual  Funds,   Inc.  and  American  Century   Investment
             Management, Inc. dated August 1, 2000.

EX-99.d6     Amendment  No.  2 to  the  Management  Agreement  between  American
             Century  Mutual  Funds,   Inc.  and  American  Century   Investment
             Management, Inc. to be filed by amendment.

EX-99.e1 Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, dated January 15, 1998 (filed as Exhibit b6 of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed as Exhibit b6b of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. dated December 1, 1998 (filed as Exhibit b6c of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to the Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. dated January 29, 1999 (filed as Exhibit e4 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.e5 Amendment No. 4 to the Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. dated July 30, 1999 (filed as Exhibit e5 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.e6 Amendment No. 5 to the Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. (filed as Exhibit e6 of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference.

EX-99.e7    Distribution Agreement between American Century Mutual Funds,
            Inc. and American Century Investment Services, Inc. dated March 13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e8 Amendment No. 1 to the Distribution Agreement between American Century Mutual Funds, Inc. and American Century Investment Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.e9 Amendment No. 2 to the Distribution Agreement between American Century Mutual Funds, Inc. and American Century Investment Services, Inc. dated November 20, 2000 (filed as Exhibit e10 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e10    Amendment  No. 3 to the  Distribution  Agreement  between  American
             Century  Mutual  Funds,   Inc.  and  American  Century   Investment
             Services, Inc. to be filed by amendment.

EX-99.g1 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996 (filed as
             Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2 Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as Exhibit 8e of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent dated as of December 18, 1998 (filed electronically as Exhibit h2 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on May 7, 1999, and incorporated herein by reference).

EX-99.i      Opinion and Consent of  Counsel.

EX-99.j1 Consent of Deloitte & Touche, LLP, independent auditors to be filed by amendment.

EX-99.j2     Power of Attorney  dated November 18, 2000.

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed as Exhibit b15a of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as Exhibit b15d of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as Exhibit b15c of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as Exhibit b15e of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as Exhibit b15e of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed as Exhibit m6 of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7 Amendment No. 6 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated July 30, 1999 (filed electronically as Exhibit m7 to Post-Effective Amendment No. 16 on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8 Amendment No. 7 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) (filed as Exhibit m8 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.m9 Amendment No. 8 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) (filed as Exhibit m9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.m10    Amendment No. 9 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class) to be filed by amendment.

EX-99.m11    Shareholder  Services Plan of Twentieth Century Capital Portfolios,
             Inc.,   Twentieth  Century  Investors,   Inc.,   Twentieth  Century
             Strategic  Asset  Allocations,  Inc. and  Twentieth  Century  World
             Investors,  Inc.  (Service Class) dated September 3, 1996 (filed as
             Exhibit b15b of Post-Effective  Amendment No. 9 to the Registration
             Statement  on Form N-1A of  American  Century  Capital  Portfolios,
             Inc.,  File  No.   33-64872,   filed  on  February  17,  1998,  and
             incorporated herein by reference).

EX-99.o1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed as Exhibit b18b of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.o2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed as Exhibit b18b of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.o3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed as Exhibit b18c of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.o4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as Exhibit b18d of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.o5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as Exhibit b18e of Post-Effective Amendment No. 12 to the Registration
             Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.o6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as Exhibit b18f of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.o7 Amendment No. 6 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated July 30, 1999 (filed electronically as Exhibit o7 to Post-Effective Amendment No. 16 to the
             Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.o8 Amendment No. 7 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (filed as Exhibit o8 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference.

EX-99.o9 Amendment No. 8 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (filed as Exhibit o9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.o10    Amendment No. 9 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. to be filed by amendment.

EX-99.p1 American Century Investments Code of Ethics (filed as Exhibit p1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed March 10, 2000, and incorporated herein by reference).

EX-99.p2 Funds Distributor, Inc. Code of Ethics (filed as Exhibit p2 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed March 10, 2000, and incorporated herein by reference).